Components of Deferred Income Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred assets
Tax credit carryforwards		$ 10
Total deferred assets		10
Deferred liabilities
Unrealized net capital gains	(7,433)	(7,299)
Other liabilities	(557)	(440)
Total deferred liabilities	(7,990)	(7,739)
Net deferred liability	$ (7,990)	$ (7,729)